ASSIGNMENT AGREEMENT

THIS AGREEMENT is made as of the 25th day of November, 2011

AMONG:

METAMIN ENTERPRISES INC., of
Suite 408, 1199 West Pender Street
Vancouver, BC V6E 2R1

(the “Assignor”)

OF THE FIRST PART

AND:

METAMIN ENTERPRISES USA INC., of
Suite 408, 1199 West Pender Street
Vancouver, BC V6E 2R1

(the “Subsidiary”)

OF THE SECOND PART

AND:

CANYON COPPER CORP., of
Suite 408, 1199 West Pender Street
Vancouver, BC V6E 2R1

(the “Assignee”)

OF THE THIRD PART

WHEREAS:

A.          The Assignor entered into an agreement dated September 20, 2010, as amended on February 18, 2011 and October 31, 2011, (the “Option Agreement”) with Lester Storey (the “Optionor”) whereby the Optionor granted the Assignor an option to acquire a 100% undivided interest in certain mineral claims located in Plumas County, California (the “Property”) as more particularly described in the Schedule “A”;

B.          The Subsidiary, the Assignor’s wholly owned subsidiary, holds title to those mineral claims set forth in Schedule “B”, which are included in the Property as a result of an area of interest clause in the Option Agreement (the “Area of Interest Claims”); and

C.          The Assignor and the Subsidiary wish to assign all of their right, title and interest in and to the Option Agreement and the Area of Interest Claims to the Assignee.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $10.00 paid by the Assignee to the Assignor and the Subsidiary, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ASSIGNMENT

1.          The Assignor and the Subsidiary will assign to the Assignee, on the Exchange Acceptance Date, all of its right, title and interest in the Option Agreement, the Area of Interest Claims and all benefits to be derived therefrom.

CONSIDERATION

2.          In consideration for the Assignor assigning its interest in the Option Agreement and the Subsidiary assigning title to the Area of Interest Claims to the Assignor, the Assignee shall:

(a)	pay to the Assignor the following cash payments:

	(i)	USD $15,000 on the Exchange Acceptance Date;

	(ii)	USD $25,000 on or before February 18, 2012;

	(iii)	USD $25,000 on or before February 18, 2013;

	(iv)	an annual advanced royalty, which shall be deductible from future royalty payments, of USD $15,000 commencing on February 18, 2014 and payable every year thereafter; and

(b)	issue to the Assignor the following shares of the Assignee’s common stock (the “Shares”):

	(i)	75,000 shares of the Assignee’s common stock on the Exchange Acceptance Date;

	(ii)	75,000 shares of the Assignee’s common stock on or before February 18, 2012;

	(iii)	150,000 shares of the Assignee’s common stock on or before February 18, 2013; and

	(iv)	200,000 shares of the Assignee’s common stock on or before February 18, 2014.

3.          As further consideration for the assignment of the Option Agreement and acquisition of the Area of Interest Claims, the Assignee shall reimburse the Assignor, on the Exchange Approval Date, for its expense related to annual maintenance fees and exploration expenses on the Property, which expenses shall not exceed USD $200,000, provided that such expenses are supported by receipts and/or invoices.

4.          In the event that the Assignee completes a reverse split of its common stock and the Assignee has issued shares to the Assignor in accordance with this Agreement, the Assignee shall issue additional shares to the Assignor in order for the shares held by the Assignor to equal the number originally issued to the Assignor. Notwithstanding this provision, the Assignee shall not be obligated to issue any additional shares that have been transferred, assigned or sold by the Assignor.

ASSUMPTION OF OBLIGATIONS

5.          Upon Closing, the Assignee agrees to be bound by the provisions of the Option Agreement and to assume the obligations thereunder as if it had originally executed the same.

ASSIGNOR’S AND SUBSIDIARY’S REPRESENTATIONS AND WARRANTIES

6.          The Assignor and the Subsidiary represent and warrant to and covenant with the Assignee that:

(a)

Each of the Assignor and the Subsidiary have full corporate power and capacity to enter into this Agreement and this Agreement has been validly authorized, executed and delivered by the Assignor and the Subsidiary;

(b)

the entering into and the performance of this Agreement and the transactions contemplated herein will not result in the violation of any of the terms and provisions of the constating documents of the Assignor or the Subsidiary, any shareholders’ or directors’ resolutions, or of any indenture, other agreement, written or oral, to which the Assignor or the Subsidiary may be bound or to which it may be subject, or any judgment, decree, order, rule or regulation of any court or administrative body by which the Assignor or Subsidiary are bound, or any statute or regulation applicable to the Assignor or Subsidiary;

(c)

the Assignor is the lawful owner of, has good legal and beneficial title to, and has the right to assign its interest in the Option Agreement and the Option Agreement is a valid and subsisting agreement;

(d)	the Subsidiary is the legal and beneficial owner of an undivided l00% interest in and to the Area of Interest Claims;

(e)	there have been no defaults or acts by the Assignor under the Option Agreement which have or would permit the Optionor to terminate the Option Agreement;

(f)	to the best of the knowledge of the Assignor after due inquiry, the Property is free and clear of all liens, charges, and encumbrances;

(g)

to the best of the knowledge of the Assignor after due inquiry, the Optionor is, and on the exercise of the option in the Option Agreement, will be the beneficial owner of and have the right to dispose of and to give good marketable title to the Assignee, in and to the Property, free and clear of all liens, charges and encumbrances;

(h)

there is no litigation, proceeding or investigation pending or threatened against the Assignor or the Subsidiary or, to the best of the knowledge of each of the Assignor or Subsidiary after due inquiry, the Optionor, the Option Agreement, the Property or the Area of Interest Claims, nor does the Assignor or the Subsidiary know, or have any grounds to know after due inquiry, of any basis for any litigation, proceeding or investigation which would affect the Option Agreement, the Property or the Area of Interest Claims;

(i)

the Shares will be “restricted securities” within the meaning of the United States Securities Act of 1933 (the “Securities Act”) and will be issued to the Assignor in accordance with Regulation S of the Securities Act. Any certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(j)	the Assignor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person;

(k)	the Assignor is acquiring the Shares for investment purposes, only, with no present intention of dividing its interest with others or reselling or otherwise disposing of any or all of the Shares; and

(l)	the Assignor was not in the United States at the time the offer to acquire the Shares was received.

REPRESENTATIONS AND WARRANTIES SURVIVE

7.          The representations and warranties of the Assignor and the Subsidiary shall survive the completion of the assignment of the Option Agreement and the Area of Interest Claims. The Assignor and the Subsidiary agree to indemnify the Assignee against any loss or damage sustained by the Assignee, directly or indirectly, by reason of a breach of any of the Assignor’s or the Subsidiary’s warranties or representations. The Assignor and the Subsidiary acknowledge that the Assignee has entered into this Agreement relying on such warranties and representations, and no information which is now known or which may hereafter become known to the Assignee or its officers, directors or professional advisors, will limit or extinguish the right to indemnify hereunder.

ASSIGNEE’S REPRESENTATIONS AND WARRANTIES

8.          The Assignee represents and warrants to and covenants with the Assignor that:

(a)	the Assignee has full corporate power and capacity to enter into this Agreement and this Agreement has been validly authorized, executed and delivered by the Assignee;

(b)

the entering into and the performance of this Agreement and the transactions contemplated herein will not result in the violation of any of the terms and provisions of the constating documents of the Assignee, any shareholders’ or directors’ resolutions, or of any indenture, other agreement, written or oral, to which the Assignee may be bound or to which it may be subject, or any judgment, decree, order, rule or regulation of any court or administrative body by which the Assignee is bound, or any statute or regulation applicable to the Assignee;

(c)

there is no litigation, proceeding or investigation pending or threatened against the Assignee nor does the Assignee know, or have any grounds to know after due inquiry, of any basis for any litigation, proceeding or investigation; and

(d)

upon their issuance, the Shares will be validly issued to the Assignor as fully paid and non-assessable shares in the capital of the Assignee, free and clear of all liens, charges, adverse interests or restrictions on resale other than pursuant to applicable securities laws.

ROYALTY

9.          The Assignor will retain a net smelter royalty of 1% (the “Royalty”) in metals extracted from the Property provided however that the Assignee shall have the right to purchase the Royalty at any time upon notice in writing to the Assignor. The agreed purchase price would amount pro rata up to $1,000,000 for all of the Royalty. For clarification such purchase of one half of the Royalty would leave the Optionor with a 0.5% Royalty. In the case of industrial minerals such as aggregates, dimension stone, gemstones, feldspars and micas and other rock forming minerals that may be extracted from the Property a gross over riding royalty of 2.5% of receipts from the sale of said industrial minerals shall be paid to the Assignor in accordance with Schedule “D” of this Agreement.

CONDITIONS PRECEDENT

10.        The obligations of the Assignee are subject to:

(a)	acceptance by the TSX Venture Exchange (the “Exchange”) of any and all filings required to be made with the Exchange in respect of this Agreement and/or the subject matter hereof; and

(b)	the Assignee obtaining the consent and acknowledgment of the Optionor to the assignment of the Option Agreement and Area of Interest Claims.

CLOSING

11.        Closing will take place on the date of acceptance by the Exchange (the “Exchange Acceptance Date”).

12.        On the Exchange Acceptance Date:

(a)

the Assignor and/or the Subsidiary shall deliver the Assignee a Quit Claim Deed or such other documents as the Assignee may reasonable require transferring a 100% interest in and to the Area of Interest Claims to the Assignee, which the Assignee shall be at liberty to record forthwith; and

(b)	the Assignee shall deliver the Assignor the Payment.

FURTHER ACTS

13.        The parties shall execute all further documents or assurances as may be required to carry out the full intent of this Agreement.

NOTICE

14.        Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand, courier or facsimile to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered by hand or courier or, if by facsimile, shall be deemed conclusively to be the next business day. Either party may at any time and from time to time notify the other party of a change of address and the new address to which notice shall be given to it thereafter; provided that any such notification shall be delivered in accordance with this section.

PAYMENT

15.        All references to monies hereunder will be in United States dollars. All payments to be made to any party hereunder may be made by cheque mailed or delivered to such party to its address for notice purposes as provided herein.

ENTIRE AGREEMENT

16.        This Agreement constitutes the entire agreement between the parties and replaces and supersedes all agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or express or implied, statutory or otherwise, between the parties with respect to the subject matter herein.

GENDER

17.        Wherever the singular or neuter are used herein the same shall be deemed to include the plural, feminine or masculine.

ENUREMENT

18.        This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

INDEPENDENT LEGAL ADVICE

19.        This Agreement has been prepared by Northwest Law Group acting solely on behalf of the Assignee and the Assignor and the Subsidiary acknowledge that they have been advised to obtain independent legal advice.

COUNTERPART EXECUTION

20.        This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

METAMIN ENTERPRISES INC.

/s/ Benjamin Ainsworth
_______________________________
By Its Authorized Signatory

METAMIN ENTERPRISES USA INC.

/s/ Benjamin Ainsworth
_______________________________
By Its Authorized Signatory

CANYON COPPER CORP.

/s/ Anthony Harvey
_______________________________
By Its Authorized Signatory

SCHEDULE “A”

Description of Property

Claim Name	CAMC No.	Original Recordation	Recording Date
Diane 1	264419	Plumas County Book 58, page 463	10/14/94
Diane 2	264420	Plumas County Book 58, page 464	10/14/94
Diane 3	264421	Plumas County Book 58, page 465	10/14/94
Diane 4	264422	Plumas County Book 58, page 466	10/14/94
Diane 5	264423	Plumas County Book 58, page 467	10/14/94
Diane 6	264424	Plumas County Book 58, page 468	10/14/94
Diane 7	264425	Plumas County Book 58, page 469	10/14/94
Diane 8	264426	Plumas County Book 58, page 470	10/14/94

SCHEDULE “B”

Description of Area of Interest Claims

(See Attached)

FIGURE 2

PAGE 1/6

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Original Recording Page	Date	
Teagan	1	11	27N/10E/MDBM	283131	2005	418	12-Jan-05	
Teagan	2	2&11	27N/10E/MDBM	283132	2005	419	12-Jan-05	
Teagan	3	11	27N/10E/MDBM	283133	2005	420	12-Jan-05	
Teagan	4	2&11	27N/10E/MDBM	283134	2005	421	12-Jan-05	
Teagan	5	11&12	27N/10E/MDBM	283135	2005	422	12-Jan-05	
Teagan	6	1,2,11&12	27N/10E/MDBM	283136	2005	423	12-Jan-05	
Teagan	7	12	27N/10E/MDBM	283137	2005	424	12-Jan-05	
Teagan	8	1&12	27N/10E/MDBM	283138	2005	425	12-Jan-05	
Teagan	9	12	27N/10E/MDBM	283139	2005	426	12-Jan-05	
Teagan	10	1&12	27N/10E/MDBM	283140	2005	427	12-Jan-05	
Teagan	11	12	27N/10E/MDBM	283141	2005	428	12-Jan-05	
Teagan	12	1&12	27N/10E/MDBM	283142	2005	429	12-Jan-05	
Teagan	13	12	27N/10E/MDBM	283143	2005	430	12-Jan-05	
Teagan	14	1&12	27N/10E/MDBM	283144	2005	431	12-Jan-05	
Teagan	15	12	27N/10E/MDBM	283145	2005	432	12-Jan-05	
Teagan	16	1&12	27N/10E/MDBM	283146	2005	433	12-Jan-05	
Teagan	17	12	27N/10E/MDBM	283147	2005	434	12-Jan-05	
Teagan	18	1&12	27N/10E/MDBM	283148	2005	435	12-Jan-05	
Teagan	19	12	27N/10E/MDBM	283149	2005	436	12-Jan-05	
Teagan	20	1&12	27N/10E/MDBM	283150	2005	437	12-Jan-05	
Teagan	21	12	27N/10E/MDBM	283151	2005	438	12-Jan-05	
Teagan	22	1&12	27N/10E/MDBM	283152	2005	439	12-Jan-05	
Teagan	23	12	27N/10E/MDBM	283153	2005	440	12-Jan-05	23
		7	27N/11E/MDBM		2005			
Teagan	24	1&12	27N/10E/MDBM	283154	2005	441	12-Jan-05	1
		6&7	27N/11E/MDBM		2005			
Teagan	25	7	27N/11E/MDBM	283155	2005	442	12-Jan-05	
Teagan	26	6&7	27N/11E/MDBM	283156	2005	443	12-Jan-05	
Teagan	27	7	27N/11E/MDBM	283157	2005	444	12-Jan-05	
Teagan	28	6&7	27N/11E/MDBM	283158	2005	445	12-Jan-05	
Teagan	29	7	27N/11E/MDBM	283159	2005	446	12-Jan-05	
Teagan	30	6&7	27N/11E/MDBM	283160	2005	447	12-Jan-05	
Teagan	31	2	27N/10E/MDBM	283161	2005	448	12-Jan-05	
Teagan	32	2	27N/10E/MDBM	283162	2005	449	12-Jan-05	
Teagan	33	2	27N/10E/MDBM	283163	2005	450	12-Jan-05	
Teagan	34	2	27N/10E/MDBM	283164	2005	451	12-Jan-05	
Teagan	35	1&2	27N/10E/MDBM	283165	2005	452	12-Jan-05	
Teagan	36	1&2	27N/10E/MDBM	283166	2005	453	12-Jan-05	
Teagan	37	1	27N/10E/MDBM	283167	2005	454	12-Jan-05	
Teagan	38	1	27N/10E/MDBM	283168	2005	455	12-Jan-05	
Teagan	39	1	27N/10E/MDBM	283169	2005	456	12-Jan-05	15
		6	27N/11E/MDBM		2005			
Teagan	40	1	27N/10E/MDBM	283170	2005	457	12-Jan-05	1
		6	27N/11E/MDBM		2005			
Teagan	41	6	27N/11E/MDBM	283171	2005	458	12-Jan-05	
Teagan	42	6	27N/11E/MDBM	283172	2005	459	12-Jan-05	
Teagan	43	6	27N/11E/MDBM	283173	2005	460	12-Jan-05	
Teagan	44	6	27N/11E/MDBM	283174	2005	461	12-Jan-05	
Teagan	45	6	27N/11E/MDBM	283175	2005	462	12-Jan-05	
Teagan	46	6	27N/11E/MDBM	283176	2005	463	12-Jan-05	
Teagan	47	6	27N/11E/MDBM	283177	2005	464	12-Jan-05	
Teagan	48	2	27N/10E/MDBM	283178	2005	465	12-Jan-05	8
		35	28N/10E/MDBM		2005			
Teagan	49	2	27N/10E/MDBM	283179	2005	466	12-Jan-05	1
		35	28N/10E/MDBM		2005			
Teagan	50	1&2	27N/10E/MDBM	283180	2005	467	12-Jan-05	

RECEIVED
SEP 22 2011
USDI-BLM-CASO

PAGE 2/6

FIGURE 2

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Original Recording Page	Date	
		35&36	28N/10E/MDBM		2005			
Teagan	51	1	27N/10E/MDBM	283181	2005	468	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	52	1	27N/10E/MDBM	283182	2005	469	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	53	1	27N/10E/MDBM	283183	2005	470	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	54	1	27N/10E/MDBM	283184	2005	471	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	55	1	27N/10E/MDBM	283185	2005	472	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	56	1	27N/10E/MDBM	283186	2005	473	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	57	1	27N/10E/MDBM	283187	2005	474	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	58	1	27N/10E/MDBM	283188	2005	475	12-Jan-05	1
		36	28N/10E/MDBM		2005			
Teagan	59	1	27N/10E/MDBM	283189	2005	476	12-Jan-05	1
		6	27N/11E/MDBM		2005			
Teagan	60	36	28N/10E/MDBM	283190	2005	477	12-Jan-05	1
		6	27N/11E/MDBM		2005			
		31	28N/11E/MDBM		2005			
Teagan	61	6	27N/11E/MDBM	283191	2005	478	12-Jan-05	
Teagan	62	6	27N/11E/MDBM	283192	2005	479	12-Jan-05	2
		31	28N/11E/MDBM		2005			
Teagan	63	6	27N/11E/MDBM	283193	2005	480	12-Jan-05	
Teagan	64	6	27N/11E/MDBM	283194	2005	481	12-Jan-05	2
		31	28N/11E/MDBM		2005			
Teagan	65	6	27N/11E/MDBM	283195	2005	482	12-Jan-05	
Teagan	66	6	27N/11E/MDBM	283196	2005	483	12-Jan-05	2
		31	28N/11E/MDBM		2005			
Teagan	67	6	27N/11E/MDBM	283197	2005	484	12-Jan-05	
Teagan	68	6	27N/11E/MDBM	283198	2005	485	12-Jan-05	2
		31	28N/11E/MDBM		2005			
Teagan	69	1	27N/10E/MDBM	283199	2005	486	12-Jan-05	
Teagan	70	1	27N/10E/MDBM	283200	2005	487	12-Jan-05	
Teagan	71	1	27N/10E/MDBM	283201	2005	488	12-Jan-05	
Teagan	72	1	27N/10E/MDBM	283202	2005	489	12-Jan-05	
Teagan	73	1	27N/10E/MDBM	283203	2005	490	12-Jan-05	
Teagan	74	1	27N/10E/MDBM	283204	2005	491	12-Jan-05	
Teagan	75	1	27N/10E/MDBM	283205	2005	492	12-Jan-05	7
Teagan	83	1	27N/10E/MDBM	283389	2005	3219	4-Apr-05	
Teagan	84	1	27N/10E/MDBM	283390	2005	3220	4-Apr-05	
Teagan	85	1	27N/10E/MDBM	283391	2005	3221	4-Apr-05	
Teagan	86	1	27N/10E/MDBM	283392	2005	3222	4-Apr-05	
Teagan	87	1	27N/10E/MDBM	283393	2005	3223	4-Apr-05	
Teagan	88	1	27N/10E/MDBM	283394	2005	3224	4-Apr-05	
Teagan	89	1	27N/10E/MDBM	283395	2005	3225	4-Apr-05	7
Teagan	91	6	27N/11E/MDBM	284700	2006	53	4-Jan-06	1
		31	28N/10E/MDBM					
Teagan	92	6	27N/11E/MDBM	284701	2006	54	4-Jan-06	
Teagan	93	6	27N/11E/MDBM	284702	2006	55	4-Jan-06	2
		31	28N/10E/MDBM					
Teagan	94	6	27N/11E/MDBM	284703	2006	56	4-Jan-06	
Teagan	95	6	27N/11E/MDBM	284704	2006	57	4-Jan-06	2

RECEIVED
SEP 22 2011
USDI-BLM-CASO

FIGURE 2

PAGE 3/6

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Original Recording Page	Date	
		31	28N/10E/MDBM					
Teagan	96	6	27N/11E/MDBM	284705	2006	58	4-Jan-06	
Teagan	97	6	27N/11E/MDBM	284706	2006	59	4-Jan-06	
Teagan	98	6	27N/11E/MDBM	284707	2006	60	4-Jan-06	
Teagan	99	6	27N/11E/MDBM	284708	2006	61	4-Jan-06	
Teagan	100	6	27N/11E/MDBM	284709	2006	62	4-Jan-06	
Teagan	101	7	27N/11E/MDBM	284710	2006	63	4-Jan-06	
Teagan	102	6	27N/11E/MDBM	284711	2006	64	4-Jan-06	
Teagan	103	7	27N/11E/MDBM	284712	2006	65	4-Jan-06	
Teagan	104	6	27N/11E/MDBM	284713	2006	66	4-Jan-06	
Teagan	105	7	27N/11E/MDBM	284714	2006	67	4-Jan-06	
Teagan	106	7	27N/11E/MDBM	284715	2006	68	4-Jan-06	
Teagan	107	7	27N/11E/MDBM	284716	2006	69	4-Jan-06	
Teagan	108	7	27N/11E/MDBM	284717	2006	70	4-Jan-06	
Teagan	109	12	27N/10E/MDBM	284718	2006	71	4-Jan-06	
Teagan	110	12	27N/10E/MDBM	284719	2006	72	4-Jan-06	
Teagan	111	12	27N/10E/MDBM	284720	2006	73	4-Jan-06	
Teagan	112	12	27N/10E/MDBM	284721	2006	74	4-Jan-06	
Teagan	113	12	27N/10E/MDBM	284722	2006	75	4-Jan-06	
Teagan	114	7	27N/11E/MDBM	284723	2006	76	4-Jan-06	
Teagan	115	7	27N/11E/MDBM	284724	2006	77	4-Jan-06	
Teagan	116	7	27N/11E/MDBM	284725	2006	78	4-Jan-06	
Teagan	117	7	27N/11E/MDBM	284726	2006	79	4-Jan-06	
Teagan	118	7	27N/11E/MDBM	284727	2006	80	4-Jan-06	
Teagan	119	7	27N/11E/MDBM	284728	2006	81	4-Jan-06	
Teagan	120	7	27N/11E/MDBM	284729	2006	82	4-Jan-06	
Teagan	121	6	27N/11E/MDBM	284730	2006	83	4-Jan-06	26
		31	28N/11E/MDBM					
Teagan	122	6	27N/11E/MDBM	284731	2006	84	4-Jan-06	
Teagan	123	6	27N/11E/MDBM	284732	2006	85	4-Jan-06	2
		31	28N/11E/MDBM					
Teagan	124	6	27N/11E/MDBM	284733	2006	86	4-Jan-06	
Teagan	125	6	27N/11E/MDBM	284734	2006	87	4-Jan-06	
Teagan	126	6	27N/11E/MDBM	284735	2006	88	4-Jan-06	
Teagan	127	6	27N/11E/MDBM	284736	2006	89	4-Jan-06	
Teagan	128	7	27N/11E/MDBM	284737	2006	90	4-Jan-06	
Teagan	129	6	27N/11E/MDBM	284738	2006	91	4-Jan-06	
Teagan	130	7	27N/11E/MDBM	284739	2006	92	4-Jan-06	
Teagan	131	7	27N/11E/MDBM	284740	2006	93	4-Jan-06	8
Teagan	148	7	27N/11E/MDBM	285680	2006	4965	15-Jun-06	
Teagan	149	7	27N/11E/MDBM	285681	2006	4966	15-Jun-06	
Teagan	150	7	27N/11E/MDBM	285682	2006	4967	15-Jun-06	
Teagan	151	7	27N/11E/MDBM	285683	2006	4968	15-Jun-06	
Teagan	152	8	27N/11E/MDBM	285684	2006	4969	15-Jun-06	
Teagan	153	8	27N/11E/MDBM	285685	2006	4970	15-Jun-06	
Teagan	154	8	27N/11E/MDBM	285686	2006	4971	15-Jun-06	7
Teagan	156	8	27N/11E/MDBM	285688	2006	4973	15-Jun-06	1
Teagan	174	17	27N/11E/MDBM	285706	2006	4991	15-Jun-06	1
Teagan	181	18	27N/11E/MDBM	285713	2006	4998	15-Jun-06	
Teagan	182	18	27N/11E/MDBM	285714	2006	4999	15-Jun-06	
Teagan	183	18	27N/11E/MDBM	285715	2006	5000	15-Jun-06	
Teagan	184	7&18	27N/11E/MDBM	285716	2006	5001	15-Jun-06	4

RECEIVED
SEP 22 2011
USDI-BLM-CASO

FIGURE 2

PAGE 4/6

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Original Recording Page	Date	
Teagan	187	18	27N/11E/MDBM	285719	2006	5004	15-Jun-06	
Teagan	188	18	27N/11E/MDBM	285720	2006	5005	15-Jun-06	
Teagan	189	18	27N/11E/MDBM	285753	2006	5038	15-Jun-06	
Teagan	190	18	27N/11E/MDBM	285754	2006	5039	15-Jun-06	
Teagan	191	18	27N/11E/MDBM	285755	2006	5040	15-Jun-06	
Teagan	192	18	27N/11E/MDBM	285757	2006	5041	15-Jun-06	
Teagan	193	13	27N/10E/MDBM	285756	2006	5042	15-Jun-06	7
		18	27N/11E/MDBM					
Teagan	194	13	27N/10E/MDBM	285758	2006	5043	15-Jun-06	1
		18	27N/11E/MDBM					
Teagan	195	13	27N/10E/MDBM	285759	2006	5044	15-Jun-06	
Teagan	196	13	27N/10E/MDBM	285760	2006	5045	15-Jun-06	
Teagan	197	13	27N/10E/MDBM	285721	2006	5006	15-Jun-06	
Teagan	198	13	27N/10E/MDBM	285722	2006	5007	15-Jun-06	
Teagan	199	13	27N/10E/MDBM	285723	2006	5008	15-Jun-06	
Teagan	200	13	27N/10E/MDBM	285724	2006	5009	15-Jun-06	
Teagan	201	13	27N/10E/MDBM	285725	2006	5010	15-Jun-06	
Teagan	202	13	27N/10E/MDBM	285726	2006	5011	15-Jun-06	
Teagan	203	13	27N/10E/MDBM	285727	2006	5012	15-Jun-06	
Teagan	204	13	27N/10E/MDBM	285728	2006	5013	15-Jun-06	
Teagan	205	12	27N/10E/MDBM	285729	2006	5014	15-Jun-06	
Teagan	206	13	27N/10E/MDBM	285730	2006	5015	15-Jun-06	
Teagan	207	13	27N/10E/MDBM	286060	2006	6580	3-Aug-06	
Teagan	208		27N/10E/MDBM	286057	2006	6581	3-Aug-06	
Teagan	209	13	27N/11E/MDBM	285761	2006	5046	15-Jun-06	
Teagan	210	13	27N/11E/MDBM	285762	2006	5047	15-Jun-06	16
Teagan	216	5	27N 11E MDBM	286546	2006	9239	19-Oct-06	
Teagan	217	5	27N 11E MDBM	286547	2006	9240	19-Oct-06	
Teagan	218	5	27N 11E MDBM	286548	2006	9241	19-Oct-06	3
Teagan	223	5	27N/11E/MDBM	285897	2006	6150	15-Jun-06	
Teagan	224	5	27N/11E/MDBM	285898	2006	6151	15-Jun-06	
Teagan	225	5	27N/11E/MDBM	285899	2006	6152	15-Jun-06	
Teagan	226	5	27N/11E/MDBM	285900	2006	6153	15-Jun-06	
Teagan	227	5	27N/11E/MDBM	285901	2006	6154	15-Jun-06	5
Teagan	230	5	27N/11E/MDBM	286053	2006	6155	24-Jul-06	
Teagan	231	5	27N/11E/MDBM	286054	2006	6156	24-Jul-06	
Teagan	232	18&7	27N/11E/MDBM	286055	2006	6157	24-Jul-06	
Teagan	233	18&7	27N/11E/MDBM	286056	2006	6158	24-Jul-06	
Teagan	234	18	27N/11E/MDBM	286062	2006	6159	24-Jul-06	
Teagan	235	12&13	27N/10E/MDBM	286049	2006	6160	24-Jul-06	
Teagan	236	12&13	27N/10E/MDBM	286050	2006	6161	24-Jul-06	
Teagan	237	12&13	27N/10E/MDBM	286051	2006	6162	24-Jul-06	
Teagan	238	12&13	27N/10E/MDBM	286052	2006	6163	24-Jul-06	
Teagan	239	12&13	27N/10E/MDBM	286061	2006	6164	24-Jul-06	
Teagan	240	12&13	27N/10E/MDBM	285902	2006	6165	29-Jun-06	
Teagan	241	12&13	27N/10E/MDBM	285903	2006	6166	29-Jun-06	
Teagan	242	12&13	27N/10E/MDBM	285904	2006	6167	29-Jun-06	
Teagan	243	12	27N/10E/MDBM	285905	2006	6168	29-Jun-06	
Teagan	244	12	27N/10E/MDBM	285906	2006	6169	29-Jun-06	
Teagan	245	12	27N/10E/MDBM	285907	2006	6170	29-Jun-06	16
Teagan	300	13	27N 10E MDBM	287194	2007	245	14-Feb-07	
Teagan	301	13	27N 10E MDBM	287195	2007	244	14-Feb-07	
Teagan	302	13	27N 10E MDBM	287196	2007	245	14-Feb-07	

RECEIVED
SEP 22 2011
USDI-BLM-CASO

FIGURE 2 PAGE 5/6

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Page	Original Recording Date	
Teagan	303	13	27N 10E MDBM	287197	2007	1246	14-Feb-07	
Teagan	304	13	27N 10E MDBM	287198	2007	1247	14-Feb-07	
Teagan	305	13	27N 10E MDBM	287199	2007	1248	14-Feb-07	
Teagan	306	13	27N 10E MDBM	287200	2007	1249	14-Feb-07	
Teagan	307	13	27N 10E MDBM	287201	2007	1250	14-Feb-07	
Teagan	308	13, 18	27N/10,11E MDBM	287202	2007	1251	14-Feb-07	
Teagan	309	18	27N 11E MDBM	287203	2007	1252	14-Feb-07	
Teagan	310	18	27N 11E MDBM	287204	2007	1253	14-Feb-07	
Teagan	311	18	27N 11E MDBM	287205	2007	1254	14-Feb-07	
Teagan	312	18	27N 11E MDBM	287206	2007	1255	14-Feb-07	
Teagan	313	24,13	27N 10E MDBM	287867	2007	3135	18-Feb-07	
Teagan	314	24	27N 10E MDBM	287868	2007	3136	18-Feb-07	
Teagan	315	24,13	27N 10E MDBM	287869	2007	3137	18-Feb-07	
Teagan	316	24	27N 10E MDBM	287870	2007	3138	18-Feb-07	
Teagan	317	24,13	27N 10E MDBM	287871	2007	3139	18-Feb-07	
Teagan	318	24	27N 10E MDBM	287872	2007	3140	18-Feb-07	
Teagan	319	24	27N 10E MDBM	287873	2007	3141	18-Feb-07	
Teagan	320	24	27N 10E MDBM	287874	2007	3142	18-Feb-07	
Teagan	321	24	27N 10E MDBM	287875	2007	3143	18-Feb-07	
Teagan	322	24	27N 10E MDBM	287876	2007	3144	18-Feb-07	
Teagan	323	24	27N 10E MDBM	287877	2007	3145	18-Feb-07	
Teagan	324	24	27N 10E MDBM	287878	2007	3146	18-Feb-07	
Teagan	325	24	27N 10E MDBM	287879	2007	3147	18-Feb-07	
Teagan	326	24	27N 10E MDBM	287880	2007	3148	18-Feb-07	
Teagan	327	24	27N 10E MDBM	287881	2007	3149	18-Feb-07	
Teagan	328	24	27N 10E MDBM	287882	2007	3150	18-Feb-07	
Teagan	329	24, 19	27N/10,11E MDBM	287883	2007	3151	18-Feb-07	
Teagan	330	24, 19	27N/10,11E MDBM	287884	2007	3152	18-Feb-07	
Teagan	331	19	27N 11E MDBM	287885	2007	3153	18-Feb-07	
Teagan	332	19	27N 11E MDBM	287886	2007	3154	18-Feb-07	
Teagan	333	19	27N 11E MDBM	287887	2007	3155	18-Feb-07	
Teagan	334	19	27N 11E MDBM	287888	2007	3156	18-Feb-07	
Teagan	335	19	27N 11E MDBM	287889	2007	3157	18-Feb-07	
Teagan	336	19	27N 11E MDBM	287890	2007	3158	18-Feb-07	
Teagan	337	19	27N 11E MDBM	287891	2007	3159	18-Feb-07	
Teagan	338	19	27N 11E MDBM	287892	2007	3160	18-Feb-07	
Teagan	339	18	27N 11E MDBM	289221	2007	4586	9-May-07	
Teagan	340	19	27N 11E MDBM	289222	2007	4587	9-May-07	41
Teagan	374	2	27N 10E MDBM	289361	2007	4618	5-Jun-07	
Teagan	375	2&11	27N 10E MDBM	289362	2007	4619	5-Jun-07	
Teagan	376	2	27N 10E MDBM	289363	2007	4620	5-Jun-07	
Teagan	377	2&11	27N 10E MDBM	289364	2007	4621	5-Jun-07	
Teagan	378	2	27N 10E MDBM	289365	2007	4622	5-Jun-07	
Teagan	379	2&11	27N 10E MDBM	289366	2007	4623	5-Jun-07	
Teagan	380	2	27N 10E MDBM	289367	2007	4624	5-Jun-07	
Teagan	381	2&11	27N 10E MDBM	289368	2007	4625	5-Jun-07	
Teagan	382	2	27N 10E MDBM	289369	2007	4626	5-Jun-07	
Teagan	383	2&11	27N 10E MDBM	289370	2007	4627	5-Jun-07	
Teagan	384	2	27N 10E MDBM	289371	2007	4628	5-Jun-07	
Teagan	385	2&11	27N 10E MDBM	289372	2007	4629	5-Jun-07	
Teagan	386	11	27N 10E MDBM	289373	2007	5468	6-Jul-07	
Teagan	387	11	27N 10E MDBM	289374	2007	5469	6-Jul-07	
Teagan	388	11	27N 10E MDBM	289375	2007	5470	6-Jul-07	
Teagan	389	11	27N 10E MDBM	289376	2007	[illegible]	6-Jul-07	
Teagan	390	11	27N 10E MDBM	289377	2007	[illegible]	6-Jul-07	
Teagan	391	11	27N 10E MDBM	289378	2007	[illegible]	6-Jul-07	

RECEIVED
SEP 22 2011
USDI-BLM-CASO

PAGE 6/6

FIGURE 2

Name of Claim		Location by	S/T/R/Mer.	CAMC #	Book	Original Recording Page	Date	
Teagan	392	14	27N 10E MDBM	289379	2007	5474	6-Jul-07	
Teagan	393	14	27N 10E MDBM	289380	2007	5475	6-Jul-07	
Teagan	394	14	27N 10E MDBM	289381	2007	5476	6-Jul-07	
Teagan	395	14	27N 10E MDBM	289382	2007	5477	6-Jul-07	
Teagan	396	14	27N 10E MDBM	289383	2007	5478	6-Jul-07	
Teagan	397	14	27N 10E MDBM	289384	2007	5479	6-Jul-07	
Teagan	398	14	27N 10E MDBM	289385	2007	5480	6-Jul-07	
Teagan	399	14	27N 10E MDBM	289386	2007	5481	6-Jul-07	
Teagan	400	23	27N 10E MDBM	289387	2007	5482	6-Jul-07	
Teagan	401	23	27N 10E MDBM	289388	2007	5483	6-Jul-07	
Teagan	402	23	27N 10E MDBM	289389	2007	5484	6-Jul-07	
Teagan	403	23	27N 10E MDBM	289390	2007	5485	6-Jul-07	
Teagan	404	23	27N 10E MDBM	289391	2007	5486	6-Jul-07	
Teagan	405	23	27N 10E MDBM	289392	2007	5487	6-Jul-07	
Teagan	406	23	27N 10E MDBM	289393	2007	5488	6-Jul-07	
Teagan	407	23	27N 10E MDBM	289394	2007	5489	6-Jul-07	34
Teagan	508	17	27N/11E/MDBM	293354	2008	7331	10/08/08	
Teagan	509	17	27N/11E/MDBM	293355	2008	7332	10/08/08	2
Teagan	511	17&20	27N/11E/MDBM	293357	2008	7334	10/08/08	
Teagan	512	17&20	27N/11E/MDBM	293358	2008	7335	10/08/08	
Teagan	513	17&20	27N/11E/MDBM	293359	2008	7336	10/08/08	
Teagan	514	17&20	27N/11E/MDBM	293360	2008	7337	10/08/08	
Teagan	515	17&20	27N/11E/MDBM	293361	2008	7338	10/08/08	
Teagan	516	19	27N/11E/MDBM	293362	2008	7339	10/08/08	
Teagan	517	19	27N/11E/MDBM	293363	2008	7340	10/08/08	
Teagan	518	19	27N/11E/MDBM	293364	2008	7341	10/08/08	
Teagan	519	19&20	27N/11E/MDBM	293365	2008	7342	10/08/08	
Teagan	520	19&20	27N/11E/MDBM	293366	2008	7343	10/08/08	
Teagan	521	20	27N/11E/MDBM	293367	2008	7344	10/08/08	
Teagan	522	20	27N/11E/MDBM	293368	2008	7345	10/08/08	
Teagan	523	20	27N/11E/MDBM	293369	2008	7345	10/08/08	
Teagan	524	20	27N/11E/MDBM	293370	2008	7346	10/08/08	
Teagan	525	20	27N/11E/MDBM	293371	2008	7347	10/08/08	
Teagan	526	20	27N/11E/MDBM	293372	2008	7348	10/08/08	
Teagan	527	20	27N/11E/MDBM	293373	2008	7349	10/08/08	
Teagan	528	20	27N/11E/MDBM	293374	2008	7350	10/08/08	
Teagan	529	20	27N/11E/MDBM	293375	2008	7351	10/08/08	
Teagan	530	20	27N/11E/MDBM	293376	2008	7352	10/08/08	
Teagan	531	20	27N/11E/MDBM	293377	2008	7353	10/08/08	
Teagan	532	20	27N/11E/MDBM	293378	2008	7354	10/08/08	
Teagan	533	20	27N/11E/MDBM	293379	2008	7355	10/08/08	
Teagan	534	20	27N/11E/MDBM	293380	2008	7356	10/08/08	
Teagan	535	20	27N/11E/MDBM	293381	2008	7357	10/08/08	
Teagan	536	20	27N/11E/MDBM	293382	2008	7358	10/08/08	
Teagan	537	20	27N/11E/MDBM	293383	2008	7359	10/08/08	
Teagan	538	20	27N/11E/MDBM	293384	2008	7360	10/08/08	28
								289

RECEIVED
SEP 22 2011
USDI-BLM-CASO

SCHEDULE “C”

Amended and Restated Option Agreement dated October 31, 2011 between Lester Storey and Metamin Enterprises Inc.

(See Attached)

METAMIN ENTERPRISES INC.

408-1199 W. Pender Street, Vancouver, BC, V6E 2R1
Telephone: 604 684 6463 Facsimile: 604 684 6367

AMENDMENT TO PREVIOUS LETTER AGREEMENT
DATED 18th FEBRUARY, 2011

31st October 2011

Mr. Lester O.Storey
651 So. Old Stage Road,
Cave Junction
OREGON, 97523

Dear Sir,

Re: Further Amended Option to Purchase the Diane 1-8 Claims, Plumas County, California

This letter (the "Agreement") records the general terms and conditions of the grant by Lester Storey to Metamin Enterprises Inc. to acquire an undivided 100% interest in and to the Diane 1 to Diane 8 (inclusive) mineral claims in the Lights Creek area, Plumas County, California. This amendment relates to section 2.5 of the original agreement and allows the work commitment dates herein to correspond the date of this letter.

In consideration of the mutual covenants set forth herein, the parties agree as follows:

1. **Representations and Warranties**

1.1 The Optionor represents and warrants to the Optionee that:

(a) The Optionor is the sole beneficial owner of an undivided interest in and to the Claims, with CAMC certificate Numbers 264419 to 264426 inclusive with an area of about 155 acres (382 hectares) which are free and clear of all liens, charges and encumbrances;

(b) The claims are in good standing with the office of the applicable mining agency;

(c) To the best of knowledge of the Optionor, there are no adverse claims or challenges against or to the ownership of or title to the Claims nor is there any basis therefor;

(d) There are no outstanding agreements, options or other rights to purchase or acquire any interest in the Claims and no person has any royalty or other interest whatsoever in production therefrom; and

(e) Entering to this agreement does not and will not conflict with, and does not and will not result in a breach of any agreement or instrument to which the Optionor is a party.

1.2 the Optionee represents to the Optionor that:

(a) it is a valid and subsisting corporation under the laws of British Columbia and is in good standing with respect to the filing of its annual reports with the Registrar of Companies for British Columbia;

(b) entering into this agreement does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Optionee is party;

(c) the Optionee agrees enter into an agreement with a company listed and trading on a public Stock Exchange in North America subject to that company agreeing to all of the terms laid out herein and that company shall make a full agreement with the Optionor in a timely manner.

(d) This Agreement has been authorized by all necessary corporate action on the part of the Optionee.

2 GRANT OF OPTION

2.1 The Optionor hereby grants to the Optionee the irrevocable and exclusive right (the "Option") to acquire 100% undivided interest in and to the Claims in consideration of the following payments and the issuance of an aggregate of 500,000 common shares of the listed company to which the option interest shall pass, as follows and subject to the approval of the applicable regulatory authorities who may require a hold period on the shares after their issuance before they can be traded:

(a) payment of the sum of US$15,000 upon or before the execution of this agreement;

(b) issuance of 75,000 common shares to Lester Storey or his assigns upon receipt of regulatory approval for the transfer of this agreement to a company trading on a public stock exchange in North America;

(c) payment of the sum of US$25,000 and the issuance of 75,000 common shares on the first anniversary date of the signing of the amended Agreement of 18th February, 2011;

(d) the payment of the sum of US$25,000 and issuance of 150,000 shares on the second anniversary of the anniversary date of the signing of this same amended agreement of 18th February, 2011;

(e) payment of an annual Advanced Royalty, deductible from future royalty payments, of $15,000 starting on the third anniversary date of the signing of this same amended agreement of 18th February 2011 and the issuance of 200,000 shares on the same third anniversary;

(f) In the case that there is a roll back of the issued common shares of the listed public company after issuing these shares the company shall make a further issuance of shares to bring the number of shares back to these original share issue amounts;

(g) The total amount of these shares being 500,000 shares for the optionor shall be issued by the company described in 2.1 (b) upon receipt of regulatory approval and distributed in accordance with the schedule described above.

2.2 All payments and share issuances under subsection 2.1 shall be made to Lester Storey or his assigns as directed except the payment in 2.1 (a) which has been made.

2.3 The Optionor will retain a net smelter royalty interest of 1% (the "Royalty") in metals extracted from the Claims provided however that the Optionee shall have the right to purchase the Royalty at any time upon notice in writing to the Optionor. The agreed purchase price would amount pro rata up to $1,000,000 for all of the Royalty. For clarification such purchase of one half of the Royalty would leave the Optionor with a 0.5% Royalty. In the case of industrial minerals such as aggregates, dimension stone, gemstones, feldspars and micas and any other rock forming minerals that may be extracted from the Claims a gross over riding royalty of 2.5% of receipts from the sale of said industrial minerals shall be paid to the Optionor in accordance with the terms in Schedule "A" attached to this Letter Agreement.

2.4 The Optionee agrees that it will carry out sufficient work to keep the Claims in good standing and will pay such taxes and fees as are required by law or regulation for the maintenance of the Claims. The Optionee agrees to obtain all the permits required for the performance of its work and to adhere to such permits. The work shall be, in so far as is practical, carried out by Ainsworth-Jenkins Holdings Inc and its associates or assigns, including but not limited to, geological and geochemical surveys, arranging and supervising contracts for exploration and development work, and logging and sampling of trenches, drill cores or cuttings at rates typical for the professional service in the mining industry.

2.5 The Optionee agrees to commit to exploration expenditures of US$35,000 within the first 9 months from the date of signing this amended Agreement and US$100,000 within the first two years from this same date.

2.6 This Agreement confers an option upon the Optionee and may be terminated by the Optionee at any time by giving notice of the same to the Optionor provided that the claims are maintained in good standing for 12 months from the date of termination by making payment of taxes and fees for that period. Nothing in the Agreement shall be construed as obligating the Optionee to make any payment or issue any shares to the Optionor except for those arising prior to the date that the Optionee gives notice of termination.

2.7 The Option shall be deemed to have been exercised upon the Optionee having made and issued the required cash payments and share issuances pursuant to subsection 2.1. The Optionor shall thereupon forthwith deliver to the Optionee a duly executed recordable transfer or quit claim transferring an undivided 100% interest in the and to the claims to the Optionee.

3. Termination

3.1 If the Optionee is in default of any of its obligations under the Agreement, the Optionor may give the Optionee written notice (the "Default Notice") of the specific default and the Optionee shall have thirty business days to correct the same. If after the said thirty business day period the default specified in the Default Notice has not been corrected the Optionor may terminate the Agreement upon written notice to the Optionee.

3.2 The Optionee shall be required to complete all works of reclamation to the satisfaction of the regulatory authorities upon receipt of notice of termination.

3.3 If the Optionee intends to relinquish the claims after exercising the Option, it will transfer the title back to the Optionor, if the Optionor so agrees, after the Optionee shall have completed all reclamation works to the satisfaction of the regulatory authorities.

3.4 The Optionee shall deliver to the Optionor all additional reports and data within 3 months of termination date and shall continue payments for the storage of drill core and samples from the property for six months from the date of termination.

4. Miscellaneous

4.1 Any notice or communication required or permitted to be given under the Agreement shall be in writing and sent by delivery or fax transmission or scanned digital communication to the party entitled to receive the same at the address specified above, or to other such address as either party may give to the other party for that purpose. The date of receipt of any notice or communication hereunder will be the date of delivery or the data of transmission for digital or fax transmission.

4.2 All claims staked by the parties within 5 kilometers of the Claims described as the Property in the attached Appendix "B" and those claims held for the Optionee by its US subsidiary Metamin

B.A. [signature]

Enterprises (US) Inc that were transferred in 2011 by Quit Claim from Starfield Resources Ltd or Nevoro Resources Ltd and subject to the Optionee agreeing to inclusion of such claims in the Property shall become part of the Property and subject to future royalty payments. All this shall be subject to any conflict arising from agreements the Optionee may make with other claim holders in the area in which case a boundary equidistant between the Claims of the Optionor and the other property holders shall be used.

4.3 The terms of a formal agreement which shall supercede the Agreement will be completed by the parties to this agreement in good faith in a reasonable time. The Agreement shall remain in effect until a formal agreement is fully executed.

4.4 While the Option is in effect, the Optionee shall have full access to the Claims, without hindrance from the Optionor, and shall, at its sole risk and expense, be entitled to undertake such tests and exploration on the Claims as it may deem advisable. Without limiting the generality of the foregoing and provided that the required permits are in place the Optionee shall be entitled to remove reasonable amounts of ore and rock from the Claims for the purpose of bulk sampling and testing. The Optionee shall indemnify and hold the Optionor harmless from all claims and expenses arising as a result of the Optionee's activities on the Claims and shall maintain insurance in force against all such reasonably foreseeable risks associated with the Optionee's activities on the Claims in such amounts as in accordance with industry practice.

4.5 During the term of this agreement the Optionee shall be solely entitled to issue news releases and make public announcement regarding the claims and the results of exploration of the Claims. The Optionee shall release to the Optionor all new data and reports related to the Claims in a timely fashion and the Optionee may be subject to a confidentiality agreement regarding such information unless released, which release shall not be unreasonably withheld, by the Optionee or the information becomes available in the public domain or The Agreement is terminated.

4.6 The Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, administrators, successors and permitted assigns.

4.7 All monetary references in the Agreement are to US currency.

4.8 All payments and share issuances required to be made under the Agreement are subject to the Optionee's receipt of such regulatory acceptances and approvals as may be required. All shares issued under the Agreement may be subject to hold periods and sale restrictions as may apply under applicable securities laws and stock exchange policies and the certificates representing the Optionee's common shares issued under the Agreement shall bear legends as may be required under those laws and policies. The Optionee shall use its best efforts to arrange the issuance of all such shares at the time of the first issuance and delivery of shares so that future delivered tranches of shares shall not be subject to such hold periods.

4.9 The Agreement shall be construed solely in accordance with the laws of California, the United States of America, British Columbia and the laws of Canada applicable therein and the parties attorn to the jurisdiction of the courts of British Columbia but will use commercial arbitration for resolution of disputes between the parties.

4.10 The parties agree that they will do such further acts and execute and deliver such further documents as may be required in order to give full effect to the intent of the Agreement.

B.A.[illegible]

4.11 The Agreement may be executed in counterparts and delivered by fax or other digital electronic communication that can be printed.

4.12 This Agreement is an amendment of the Agreement between the parties dated 18th February, 2011 and is the sole agreement between the parties.

If the above terms and conditions accurately record and represent your understanding of our agreement, please so acknowledge by signing in the space provided below and returning it to us at your earliest convenience. The Agreement will constitute a legally binding agreement upon your execution of it.

Yours truly,

Metamin Enterprises Inc
By its authorized signatory:

Ben Ainsworth, President

The foregoing is hereby confirmed, acknowledged and accepted:

Signed at: Cave Junction, Oregon on the 1st day of November 2011

Lester O. Storey

Schedule “D”

Gross Overriding Royalty (Industrial Minerals)

CALCULATION & PAYMENT OF GROSS OVER RIDING ROYALTY FOR INDUSTRIAL MINERALS:

1.

In this schedule, “Royalty” means the proceeds for marketable minerals produced from the Property and received by the Assignee from the sale thereof to parties at arm’s length to the Assignee, without any deductions. Parties at arm’s length to this agreement include all parties or associate companies that might deliver some tangible benefit to the Assignee in addition to direct benefit due to the sale of product.

2.

For greater certainty, it is understood that the Assignee may remove reasonable quantities of ore and rock from the Property for the purposes of bulk sampling and of testing, and there shall be no Royalty payable with respect thereto unless revenues are derived therefrom.

3.	The Royalty shall become payable following commencement of Commercial Production.

4.

In this schedule, “Commercial Production” means the commercial exploitation of ore but does not include milling for the purpose of testing or milling or leaching by a pilot plant or during the initial tune-up period of a plant. Commercial Production will be deemed to have commenced:

(a)

If a plant is located on the Property, on the first day of the month following the first period of thirty (30) consecutive days during which ore has been processed through such plant for not less than fifteen (15) days at an average rate of not less than seventy percent (70%) of the initial rated capacity of such plant; or

(b)

If no plant is located on the Property, on the first day of the month following the first period of thirty (30) consecutive days during which ore has been shipped from the Property on a reasonably regular basis for the purpose of earning revenue.

5.

The reasonably estimated amount of the Royalty, if any, payable for each quarter year shall be paid within 60 days after the end of the quarter year to which such Royalty relates, accompanied by a statement of net smelter returns for the quarter year. The balance, if any, of the Royalty payable for a full year shall be paid within 90 days after the end of such year, accompanied by a statement of the net smelter return for such year, duly certified by the Assignee’s auditor. Any overpayment made in any year shall be deductible from payments due in any subsequent year(s).